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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.



                             FORM 8-K



                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  February 3, 1997


                  Commission file number 0-27496

               CRONOS GLOBAL INCOME FUND XVI, L.P.
      (Exact name of registrant as specified in its charter)



     California                                      94-3230380
(State or other jurisdiction                      (IRS Employer I.D. No.)
of incorporation or organization)



         444 Market Street, 15th Floor, San Francisco, California     94111
                 (Address of principal executive offices)          (zip code)

                  Registrant's telephone number: (415) 677-8990


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Item 4.   Changes in Registrant's Certifying Accountant.

          (a) On February 3, 1997, Arthur Andersen, London, England, resigned as auditors of The Cronos Group, a Luxembourg corporation headquartered in Orchard Lea, England (the "Parent Company") (NASDAQ -- CRNSF). The Parent Company is the indirect corporate parent of Cronos Capital Corp., the General Partner of the Registrant. In its letter of resignation, Arthur Andersen states that it was unable to obtain adequate information in response to inquiries it had made in connection with its audit of the Parent Company for the year ended December 31, 1996. In connection with its resignation, Arthur Andersen also prepared a report pursuant to the provisions of Section 10A(b)(2) of the Securities Exchange Act of 1934, as amended, for filing by the Parent Company with the SEC. In this report, Arthur Andersen explains, based upon the information it then had available, that:

           (i) A disbursement of $1.5 million by the Parent Company and subsequent correspondence from the Parent Company's bank concerning the repayment of the disbursement to the Parent Company may have violated laws and regulations to which the Parent Company is subject, including U.S. securities laws, and that these matters may have a material effect upon the 1996 financial statements of the Parent Company;

           (ii) Senior management of the Parent Company had not taken, and the Board of Directors of the Parent Company had not caused senior management to take, timely and appropriate remedial actions with respect to these matters; and

           (iii) The circumstances of these matters and failure to take remedial action warranted Arthur Andersen's resignation as outside auditors of the Parent Company.

       In its letter of resignation to the Parent Company, Arthur Andersen states that it is resigning as auditors of the Parent Company and of all other entities affiliated with the Parent Company. While its letter of resignation is not addressed to the General Partner or the Registrant, Arthur Andersen has confirmed to the General Partner that its resignation as auditors of the entities referred to in its letter of resignation includes Cronos Capital Corp. and the Registrant.

       The General Partner also understands that the three outside directors on the Parent Company's six-member Board of Directors have resigned.

       The Registrant does not, at this time, have sufficient information to respond to the concerns raised by Arthur Andersen with respect to its 1996 audit of the Parent Company. However, the General Partner of the Registrant does not believe, based upon the information currently available to it, that Arthur Andersen's resignation was triggered by any concern over the accounting policies and procedures followed by the Registrant.

       (b) The Registrant has yet to retain a new auditor.




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Item 5.    Other Events.

           See Item 4 above.


Item 7.    Financial Statements and Exhibits.

       (a) Financial statements of businesses acquired.  Not applicable.

       (b) Pro forma financial information.  Not applicable.

       (c) Exhibits.

           16.1 Letter of resignation from Arthur Andersen to the Board of Directors of the Cronos Group, dated February 3, 1997.

           16.2 Report of Arthur Andersen pursuant to Section 10A(b)(2) of the Securities Exchange Act of 1934, as amended, dated February 3, 1997, addressed to the Board of Directors of the Cronos Group.

           16.3 Arthur Andersen's confirmation of resignation as auditor of the Registrant, dated February 6, 1997.



                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               CRONOS GLOBAL INCOME FUND XVI, L.P.

                               By CRONOS CAPITAL CORP.
                                  The General Partner

                               By    /s/ Dennis J. Tietz
                                   ------------------------------------

                               Its President